Exhibit 10.4

SUPPLEMENTAL JOINDER AGREEMENT

This SUPPLEMENTAL JOINDER AGREEMENT, dated as of December 20, 2023 (“Supplemental Agreement”) is entered into by and among Arisz Acquisition Corp., a Delaware corporation (“Parent”), Finfront Holding Company, a Cayman Islands exempted company (the “Company”), BitFuFu Inc., a Cayman Islands exempted and wholly owned subsidiary of the Parent (“Purchaser”) and Boundary Holding Company, a Cayman Islands exempted company and wholly owned subsidiary of Purchaser (“Merger Sub”).

Parent and the Company entered into an Agreement and Plan of Merger, made and entered into as of January 21, 2022 (“Merger Agreement”).

Parent, the Company, Purchaser and Merger Sub entered into a joinder agreement, dated as of April 4, 2022, to the Merger Agreement, pursuant to which Purchaser and Merger Sub acknowledged their agreement to be bound by the terms of the Merger Agreement, as the same was amended by an Amendment to Agreement and Plan of Merger made and entered into as of April 4, 2022 by and between Parent and the Company.

Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

Each of Purchaser and Merger Sub desires to acknowledge its agreement to be bound by the terms of each of the following additional amendments to the Merger Agreement which have been heretofore executed by Parent and the Company:

(a) Amendment 2 to Agreement and Plan of Merger dated as of October 10, 2022 by and between Parent and Company;

(b) Amendment 3 to Agreement and Plan of Merger dated as of April 24, 2023 by and between Parent and Company; and

(c) Amendment 4 to Agreement and Plan of Merger dated as of July 28, 2023 by and between Parent and Company;

copies of which are annexed to this Supplemental Agreement as Annexes A through C, respectively (and which collectively are referred to as the “Merger Agreement Amendments”).

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Supplemental Agreement hereby agree as follows:

1. Agreement to be Bound. Each of Purchaser and Merger Sub hereby agrees that upon execution of this Supplemental Agreement, it shall become a party to each of the Merger Agreement Amendments and shall be fully bound by, and subject to, all of the covenants, terms, representations, warranties, rights, obligations and conditions of each such Merger Agreement Amendment as though an original party thereto; such agreement to be effective as of the date of each such Merger Agreement Amendment.

2. Successors and Assigns. This Supplemental Agreement shall be binding upon, enforceable by and inure to the benefit of the parties and their respective successors and assigns.

3. Entire Agreement. This Supplemental Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof and, except as expressly provided in this Supplemental Agreement or the Merger Agreement, supersedes all prior negotiations, representations or agreements, either oral or written, with respect to such subject matter.

4. Counterparts. This Supplemental Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement. This Supplemental Agreement may be executed and delivered by facsimile or electronic transmission.

5. Governing Law. This Supplemental Agreement and any claim, controversy or dispute arising under or related to this Supplemental Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within such State (including in respect of the statute of limitations or other limitations period applicable hereto), and without regard to the conflicts of laws principles thereof. Any suit brought hereon, whether in contract, tort, equity or otherwise, shall be brought in the exclusive jurisdiction of the federal courts of the State of New York sitting in New York, New York) (or any appellate courts thereof), the parties hereto hereby waiving any claim or defense that such forum is not convenient or proper. Each party hereby agrees that any such court shall have in personam jurisdiction over it, consents to service of process in any manner prescribed in Section 12.10 of the Merger Agreement or in any other manner authorized by New York law, and agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner specified by applicable law.

6. Headings. The headings contained in this Supplemental Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

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[SUPPLEMENTAL AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Agreement to be effective as of the date first written above.

PARENT:

Arisz Acquisition Corp., a Delaware corporation

By:	/s/ Echo Hindle-Yang
Name:	Echo Hindle-Yang
Title:	Chief Executive Officer

COMPANY:

Finfront Holding Company, a Cayman Islands exempted company

By:	/s/ LU Liang
Name:	LU Liang
Its:	Director

PURCHASER:

BitFuFu Inc., a Cayman Islands exempted company

By:	/s/ LU Liang
Name:	LU Liang
Its:	Director

MERGER SUB:

Boundary Holding Company, a Cayman Islands exempted company

By:	/s/ LU Liang
Name:	LU Liang
Its:	Director

Annex A

AMENDMENT No. 2 TO AGREEMENT AND PLAN OF MERGER

This Amendment dated as of October 10, 2022 (the “Amendment”) to the Agreement and Plan of Merger (the “Agreement”) which was made and entered into as of January 21, 2022, by and between Arisz Acquisition Corp., a Delaware corporation (“Parent”), and Finfront Holding Company, a Cayman Islands exempted company (the “Company”), as amended by Amendment to Agreement and Plan of Merger dated April 4, 2022. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

Recitals

WHEREAS, pursuant to Section 12.2(a) of the Agreement, the Agreement may be amended by a writing signed by Parent and the Company; and

WHEREAS, Parent and the Company desire to amend the Agreement to reflect changes agreed between the Parties and to clarify certain terms and conditions set forth therein.

NOW, THEREFORE, in consideration of the mutual covenants and promises set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Amendment of Certain Provisions.

Section 7.1. The second sentence of Section 7.1(b) of the Agreement shall be deleted in its entirety and replaced by the following:

“From the date hereof through the earlier of (x) termination of this Agreement in accordance with this Agreement, and (y) forty-five (45) calendar days prior to the Outside Date, other than in connection with the transactions contemplated hereby, neither the Company, on the one hand, nor the Parent Parties, on the other hand, shall, and such Persons shall cause each of their respective officers, directors, Affiliates, managers, consultants, employees, representatives (including investment bankers, attorneys and accountants) and agents not to, directly or indirectly, (i) encourage, solicit, initiate, engage or participate in negotiations with any Person concerning, or make any offers or proposals related to, any Alternative Transaction, (ii) take any other action intended or designed to facilitate the efforts of any Person relating to a possible Alternative Transaction, (iii) enter into, engage in or continue any discussions or negotiations with respect to an Alternative Transaction with, or provide any non-public information, data or access to employees to, any Person that has made, or that is considering making, a proposal with respect to an Alternative Transaction or (iv) approve, recommend or enter into any Alternative Transaction or any Contract related to any Alternative Transaction. Notwithstanding anything to the contrary in the preceding sentence in this Section 7.1(b), during the foregoing the forty-five (45) calendar day period prior to the Outside Date and any extension period if the original Outside Date has been extended pursuant to Section 11.1(d)(i), neither the Company nor the Parent Parties may approve, recommend, enter into or consummate any Alternative Transaction or any Contract related to any Alternative Transaction.

Section 7.9. Section 7.9 shall be amended in its entirety to read as follows:

“Sponsor Lock-up. The Parties hereto acknowledge that only the Insider Shares as defined in the Prospectus are subject to any lock-up arrangements and all other securities of Parent owned by the Sponsor, including the Parent Units, shall be freely tradeable upon the Closing. Further, the Company and Parent shall cause the amendment and/or termination of the Letter Agreement, dated November 17, 2021, by and between the Company and Arisz Investment LLC and the Stock Escrow Agreement, dated as of November 17, 2021, by and among the Company, the initial stockholders listed on the signature pages thereto and Continental, to remove all existing restrictions on four hundred thousand (400,000) of the Insider Shares that are currently subject to transfer restrictions, so that such shares are freely tradeable upon the Closing.

Section 9.8. The Agreement shall be amended to add a new Section 9.8 which shall in its entirety read as follows:

“Extension Funding. The Company shall provide a loan to Parent in the amount of Two Million Two Hundred and Twenty Thousand Dollars ($2,220,000) for the purpose of funding any payment due in connection with an extension of the period of time for Parent to consummate a business combination and for working capital purposes (the “Loan”). The Loan shall be funded in three equal installments on each of October 26, 2022, January 26, 2023 and April 26, 2023, in each case in the amount of Seven Hundred Forty Thousand Dollars ($740,000). Of each such installment, the sum of Six Hundred Ninety Thousand Dollars ($690,000) (the “Extension Funding Amount”) shall be used to cover the extension costs, and the remaining Fifty Thousand ($50,000) shall be used for working capital. In the event that the actual extension costs are less than the Extension Funding Amount, Parent shall promptly repay the difference between such actual extension costs and the Extension Funding Amount. Parent shall issue a promissory note for the amount of the Loan in favor of the Company (the “Promissory Note”).The Promissory Note shall be subject to such additional terms and conditions customary for instruments of this type.”

Section 11.1(d)(i). Section 11.1(d)(i) of the Agreement is hereby amended in its entirety to read as follows:

“on or after August 1, 2023 (the “Outside Date”), if the Acquisition Merger shall not have been consummated prior to the Outside Date; provided, however, that the right to terminate this Agreement under this 11.1(d)(i) shall not be available to a Party if the failure of the Acquisition Merger to have been consummated on or before the Outside Date was due to such Party’s breach of or failure to perform any of its representations, warranties, covenants or agreements set forth in this Agreement; provided further, that in the event the period of time to consummate a business combination shall be extended beyond August 1, 2023 pursuant to the terms of the Company’s Organizational Documents and the Investment Management Trust Agreement, the Outside Date shall be automatically extended to the last date of the extended period without any further action on the part of any Party.”

Section 11.1. Section 11.1 shall be amended to add two new sub clauses which shall in their entirety read as follows:

(g) “by the Parent Parties, in the event that the Company fails to fund any of the installment amounts of the Loan specified in Section 9.8 by the applicable due dates.

(h) by the Parent Parties or the Company, in the event that the Parent Parties fail to obtain any extension to the termination date by which time Parent must cease operations unless a business combination has been consummated.

(i) by the Company, in the event that Parent defaults on the Promissory Note as specified in Section 9.8, which remains not cured within ten (10) calendar days.”

Section 11.2. Section 11.2 of the Agreement is hereby amended in its entirety to read as follows:

“(a) Parent Breakup Fee. In the event of the termination of this Agreement by Parent pursuant to Section 11.1(b) or as a result of the Company’s refusal to consummate the transactions contemplated hereby, the Company shall pay Parent a breakup fee equal to Four Million Dollars ($4,000,000) in cash within three Business Days following such termination. For the avoidance of doubt, the Company shall not be liable to any Parent Breakup Fee if the termination of this Agreement is primarily the result of regulatory oversight or scrutiny not caused by the Company’s lack of cooperation or non-compliance with the terms of this Agreement.

(b) Company Breakup Fee. In the event of the termination of this Agreement by the Company pursuant to Section 11.1(c) or as a result of Parent’s refusal to consummate the transactions contemplated hereby other than as permitted by this Agreement, Parent shall pay the Company a breakup fee of Five Million Dollars ($5,000,000), within three Business Days following such termination.”

Section 12.1 The address for notices to any Parent Party is hereby amended as follows:

“If to any Parent Party:

Arisz Acquisition Corp.

c/o MSQ Ventures

12 East 49th Street 17th Floor

New York, NY 10017

Telephone: (919) 699 9827

Attn: Ms. Fang Hindle-Yang

Email: Hindleyang@ariszacquisition.com”

2. Miscellaneous.

(a) Except as expressly provided in this Amendment, the Agreement shall remain in full force and effect, and all references to “this Agreement” in the Agreement shall mean the Agreement as further amended by this Amendment. In the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail over and supersede the conflicting terms in the Agreement.

(b) Section 9.7 (Confidentiality), Section 12.1 (Notices), Section 12.5 (Publicity), Section 12.8 (Governing Law), Section 12.9 (Waiver of Jury Trial), and Section 12.10 (Submission to Jurisdiction) of the Agreement shall apply to this Amendment mutatis mutandis as if set out herein.

(c) This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute but one and the same instrument. This Amendment will become effective when duly executed and delivered by each of the parties hereto. Counterpart signature pages to this Amendment may be delivered by electronic delivery (i.e., by email of a PDF signature page) and each such counterpart signature page will constitute an original for all purposes.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

Parent:

ARISZ ACQUISITION CORP.

By:	/s/ Fang Hindle-Yang
	Name:	Fang Hindle-Yang
	Title:	Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

Company:

FINFRONT HOLDING COMPANY

By:	/s/ Lu Liang
	Name:	LU Liang
	Title:	Director

Annex B

AMENDMENT No. 3 TO AGREEMENT AND PLAN OF MERGER

This Amendment dated as of April 24, 2023 (this “Amendment”) to the Agreement and Plan of Merger (as amended from time to time, the “Agreement”) which was made and entered into as of January 21, 2022, by and between Arisz Acquisition Corp., a Delaware corporation (“Parent”), and Finfront Holding Company, a Cayman Islands exempted company (the “Company”), and amended on April 4, 2022 and October 10, 2022. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

Recitals

WHEREAS, pursuant to Section 12.2(a) of the Agreement, the Agreement may be amended by a writing signed by Parent and the Company; and

WHEREAS, Parent and the Company desire to amend the Agreement to reflect changes agreed between the Parties and to clarify certain terms and conditions set forth therein.

NOW, THEREFORE, in consideration of the mutual covenants and promises set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Amendment of Certain Provisions.

Section 9.8. Section 9.8 of the Agreement is hereby amended in its entirety to read as follows:

“Extension Funding. The Company shall provide a loan to Parent in the amount of One Million Nine Hundred Thirty Thousand Dollars ($1,930,000) for the purpose of funding any payment due in connection with an extension of the period of time for Parent to consummate a business combination and for working capital purposes (the “Loan”). The Loan shall be funded in three installments, in the amount of Seven Hundred Forty Thousand Dollars ($740,000) on each of October 26, 2022 and January 26, 2023, and in the amount of Four Hundred Fifty Thousand Dollars ($450,000) on April 26, 2023. Of each such installment, the sum of Six Hundred Ninety Thousand Dollars ($690,000) (for the Loan installment extended on each of October 26, 2022 and January 26, 2023) and Three Hundred Sixty Thousand Dollars ($360,000) (for the Loan installment extended on April 26, 2023) (each, an “Extension Funding Amount”) shall be used to cover the extension costs, and the remaining balance of each Loan installment shall be used for working capital. In the event that the actual extension costs are less than the Extension Funding Amount, Parent shall promptly repay the difference between such actual extension costs and the Extension Funding Amount. Parent shall issue a promissory note for the amount of the Loan in favor of the Company (the “Promissory Note”).The Promissory Note shall be subject to such additional terms and conditions customary for instruments of this type.”

2. Miscellaneous.

(a) Except as expressly provided in this Amendment, the Agreement shall remain in full force and effect, and all references to “this Agreement” in the Agreement shall mean the Agreement as further amended by this Amendment. In the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail over and supersede the conflicting terms in the Agreement.

(b)  Section 9.7 (Confidentiality), Section 12.1 (Notices), Section 12.5 (Publicity), Section 12.8 (Governing Law), Section 12.9 (Waiver of Jury Trial), and Section 12.10 (Submission to Jurisdiction) of the Agreement shall apply to this Amendment mutatis mutandis as if set out herein.

(c) This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute but one and the same instrument. This Amendment will become effective when duly executed and delivered by each of the parties hereto. Counterpart signature pages to this Amendment may be delivered by electronic delivery (i.e., by email of a PDF signature page) and each such counterpart signature page will constitute an original for all purposes.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

Parent:

ARISZ ACQUISITION CORP.

By:	/s/ Fang Hindle-Yang
	Name:	Fang Hindle-Yang
	Title:	Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

Company:

FINFRONT HOLDING COMPANY

By:	/s/ Lu Liang
	Name:	LU Liang
	Title:	Director

Annex C

AMENDMENT No. 4 TO AGREEMENT AND PLAN OF MERGER

This Amendment dated as of July 28, 2023 (the “Amendment”) to the Agreement and Plan of Merger (the “Agreement”) which was made and entered into as of January 21, 2022, by and between Arisz Acquisition Corp., a Delaware corporation (“Parent”), and Finfront Holding Company, a Cayman Islands exempted company (the “Company”), as amended by Amendments to Agreement and Plan of Merger dated April 4, 2022, October 10, 2022 and April 24, 2023. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

Recitals

WHEREAS, pursuant to Section 12.2(a) of the Agreement, the Agreement may be amended by a writing signed by Parent and the Company; and

WHEREAS, Parent and the Company desire to amend the Agreement to reflect changes agreed between the Parties and to clarify certain terms and conditions set forth therein.

NOW, THEREFORE, in consideration of the mutual covenants and promises set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Amendment of Certain Provisions.

Section 9.8. Section 9.8 of the Agreement is hereby amended in its entirety to read as follows:

“Extension Funding. The Company shall provide a loan to Parent in the amount of Four Million One Hundred Eighty Thousand Dollars ($4,180,000) for the purpose of funding any payment due in connection with an extension of the period of time for Parent to consummate a business combination and for working capital purposes (the “Loan”). The Loan shall be funded and received by Parent in eight installments, in the amount of Seven Hundred Forty Thousand Dollars ($740,000) on each of October 26, 2022 and January 26, 2023, in the amount of Four Hundred Fifty Thousand Dollars ($450,000) on April 26, 2023 and in the amount of Four Hundred Fifty Thousand Dollars ($450,000) on each of August 2, 2023, November 2, 2023, February 2, 2024, May 2, 2024 and August 2, 2024 (it being agreed that if any of the foregoing dates is not a Business Day, then the applicable installment shall be funded and received by Parent on the first Business Day thereafter).

Of each such installment, the sum of Six Hundred Ninety Thousand Dollars ($690,000) (for the Loan installment extended on each of October 26, 2022 and January 26, 2023), Three Hundred Sixty Thousand Dollars ($360,000) (for the Loan installment extended on April 26, 2023) and Three Hundred Sixty Thousand Dollars ($360,000) (for the Loan installment to be extended on each of August 2, 2023, November 2, 2023, February 2, 2024, May 2, 2024 and August 2, 2024) (each, an “Extension Funding Amount”) shall be used to cover the extension costs, and the remaining balance of each Loan installment shall be used for working capital. In the event that the actual extension costs are less than the Extension Funding Amount, Parent shall promptly repay the difference between such actual extension costs and the Extension Funding Amount. Parent shall issue a promissory note for the amount of the Loan in favor of the Company (the “Promissory Note”).The Promissory Note shall be subject to such additional terms and conditions customary for instruments of this type.”

Section 10.3. Section 10.3 of the Agreement is hereby amended by adding the following provision:

“(h) The Parent Parties shall have performed, and shall have caused the Sponsor and the Buyer (as defined in the agreement dated October 13, 2022 by and among Parent, the Company, Purchaser and the Sponsor (the “Backstop Agreement”)) to perform, all of their respective obligations under the Backstop Agreement, including the Buyer’s obligation to purchase no less than US$2.0 million worth of Parent Common Shares or Class A ordinary shares of Purchaser, as specified therein.”

Section 11.1(b). Section 11.1(b) of the Agreement is hereby amended in its entirety to read as follows:

“(b) by any of the Parent Parties, if any of the representations or warranties of the Company set forth in Article V shall not be true and correct, or if the Company has failed to perform any covenant or agreement on the part of the Company set forth in this Agreement (including an obligation to consummate the Closing and including the obligation to fund the Loan no later than each of the dates provided for in Section 9.8), in each case such that the conditions to Closing set forth in Section 10.2 would not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failure to perform any covenant or agreement, as applicable, are not cured (or waived by the Parent Parties) by the earlier of (i) the Outside Date or (ii) 20 days after written notice thereof is delivered to the Company (except in the case of a failure by the Company to fund any Loan installment required by Section 9.8, which must be cured no later than five (5) days after the due date thereof); provided, however. that the Parent Parties shall not have the right to terminate this Agreement pursuant to this Section 11.1(b) if any Parent Party is then in material breach of any representation, warranty, covenant, or obligation hereunder, which breach has not been cured;”

Section 11.1(d)(i). Section 11.1(d)(i) of the Agreement is hereby amended in its entirety to read as follows:

“on or after November 17, 2024 (the “Outside Date”), if the Acquisition Merger shall not have been consummated prior to the Outside Date; provided, however, that the right to terminate this Agreement under this 11.1(d)(i) shall not be available to a Party if the failure of the Acquisition Merger to have been consummated on or before the Outside Date was due to such Party’s breach of or failure to perform any of its representations, warranties, covenants or agreements set forth in this Agreement; provided further, that in the event the period of time to consummate a business combination shall be extended beyond November 17, 2024 pursuant to the terms of the Company’s Organizational Documents and the Investment Management Trust Agreement, the Outside Date shall be automatically extended to the last date of the extended period without any further action on the part of any Party.”

2. Miscellaneous.

(a)  Except as expressly provided in this Amendment, the Agreement shall remain in full force and effect, and all references to “this Agreement” in the Agreement shall mean the Agreement as further amended by this Amendment. In the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail over and supersede the conflicting terms in the Agreement.

(b)  Section 9.7 (Confidentiality), Section 12.1 (Notices), Section 12.5 (Publicity), Section 12.8 (Governing Law), Section 12.9 (Waiver of Jury Trial), and Section 12.10 (Submission to Jurisdiction) of the Agreement shall apply to this Amendment mutatis mutandis as if set out herein.

(c) This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute but one and the same instrument. This Amendment will become effective when duly executed and delivered by each of the parties hereto. Counterpart signature pages to this Amendment may be delivered by electronic delivery (i.e., by email of a PDF signature page) and each such counterpart signature page will constitute an original for all purposes.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

Parent:

ARISZ ACQUISITION CORP.

By:	/s/ Fang Hindle-Yang
	Name:	Fang Hindle-Yang
	Title:	Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

Company:

FINFRONT HOLDING COMPANY

By:	/s/ Lu Liang
	Name:	LU Liang
	Title:	Director